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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 8, 2008

GOLD CREST MINES, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-52392	82-0290112
(State or other jurisdiction of incorporation or organization)	Commission file number	(IRS Employer Identification Number)

10807 E Montgomery Dr. Suite #1 Spokane Valley, WA	99206
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (509) 893-0171

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

 Entry Into a Material Definitive Agreement

On May 8, 2008, Kisa Gold Mining, Inc., an Alaska corporation (“Kisa”), a wholly-owned subsidiary of Gold Crest Mines, Inc., (the “Company”) executed three separate joint venture agreements dated May 5, 2008 with Newmont North America Exploration Limited, a subsidiary of Newmont Mining Corporation (NYSE: NEM) ).  These agreements call for Newmont to explore for gold deposits on Kisa’s AKO and Luna claim groups covering approximately 15,200 acres located in the Kuskokwim region of southwestern Alaska approximately 120 miles south of the Donlin Creek deposit.  Newmont has additionally signed a third joint venture agreement on Kisa’s Chilly claim group covering approximately 7,040 acres located in the Buckstock mountains approximately 75 miles northeast of the AKO and Luna claim groups.

Under the terms of the joint venture agreements, in the Phase-I Earn-In, Newmont can earn a 51% interest in Kisa’s properties by completing the following on each property:

•

Spending $3,000,000 in Qualifying Work Expenditures on or before December 31, 2011.

•

Completing a minimum of 3,000 meters of drilling on or before December 31, 2011.

•

Make cash payments to Kisa of $25,000 on or before January 15, 2009 and $50,000 on or before January 15, 2010.

•

Make all annual rents and work assessments necessary to keep the claims in good standing with the state of Alaska.

•

Newmont will be the operator of the proposed joint ventures.

Newmont has the option to increase its interest to 70% in the Phase-II Earn-In by completing the following on each property:

•

Spending an additional $6,000,000 in Qualifying Work Expenditures on or before December 31, 2015.

•

Completing a minimum of an additional 3,000 meters of drilling on or before December 31, 2015.

In the event a decision is made to build a mine on any property, either company may elect to have Newmont provide all the financing for the mine in return for Newmont receiving an additional 10% interest in that property.  Kisa would repay Newmont with interest from Kisa’s share of future profits from that mine.

Item 8.01

 Other Events

On May 12, 2008, the Company issued a press release announcing that Gold Crest Mines, Inc., (the “Company”) through its wholly-owned subsidiary Kisa Gold Mining, Inc., an Alaska corporation (“Kisa”) has signed three separate Venture Agreements with Newmont North America Exploration Limited, a subsidiary of Newmont Mining Corporation (NYSE: NEM).

A copy of the Press Release is attached hereto as Exhibit 99.1.

Item 9.01

Financial Statements and Exhibits

(d) Exhibits

99.1

Press Release of Gold Crest Mines, Inc. dated May 12, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GOLD CREST MINES, INC.

By:

/s/ Thomas H. Parker

Thomas H. Parker

President and CEO

Date: May 12, 2008

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